P R O X Y                        IES INDUSTRIES INC.

               PROXY CARD FOR ANNUAL MEETING ON SEPTEMBER 5, 1996

   The undersigned hereby appoints David Q. Reed, Henry Royer and Robert W. Schlutz, jointly and severally, with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Collins Plaza Hotel, 1200 Collins Road N.E., Cedar Rapids, Iowa, on the 5th day of September, 1996, at 10:00 A.M.
(CDT), or any adjournment thereof.

   The Board of Directors unanimously recommends a vote FOR the following.

      1.  The election of directors:  FOR ALL  / /   AGAINST ALL  / /
                                      EXCEPTIONS  / /

          Nominees:  C.R.S. Anderson; J. Wayne Bevis; Lee Liu; Jack R. Newman;
                     Robert D. Ray; David Q. Reed; Henry Royer;
                     Robert W. Schlutz; Anthony R. Weiler.

          Exception(s):
                       ---------------------------------------------------------
      2.  Approval of Merger Agreement:  FOR  / /   AGAINST  / /   ABSTAIN  / /

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED AND BY THE PERSONS NAMED ABOVE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF NOVEMBER 10, 1995, AS AMENDED, BY AND BETWEEN, AMONG OTHERS, WPL HOLDINGS, INC.; IES INDUSTRIES INC.; AND INTERSTATE POWER COMPANY.

                   (Continued, and to be signed on the other side)



                             (Continued from other side)

Dated                    , 1996                                      PLEASE
      -------------------         -------------------------------    INDICATE
                                                                     ANY
                                  -------------------------------    CHANGE
                                      Signature of Shareholder       IN
                                                                     ADDRESS
                         Please sign exactly as name appears.

Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.



                       PLEASE DATE, SIGN AND RETURN THIS PROXY

                                 IES INDUSTRIES INC.

                               Proxy/Direction Card for

                         Annual Meeting on September 5, 1996

- --------------------------------------------------------------------------------
THIS PROXY/DIRECTION IS SOLICITED BY THE BOARD OF DIRECTORS OF IES INDUSTRIES
INC ("IES INDUSTRIES").
The undersigned hereby appoints David Q. Reed, Henry Royer, and Robert W.
Schlutz, jointly and severally, with full power of substitution, to vote all shares of common stock which the undersigned holds of record and is entitled to vote at the Annual Meeting of Shareholders to be held at the Collins Plaza Hotel, 1200 Collins Road N.E., Cedar Rapids, Iowa, on the 5th day of
September, 1996 at 10:00 a.m. (CDT), or any adjournment thereof. ALL SHARES VOTABLE INCLUDE SHARES HELD OF RECORD BY THE ADMINISTRATOR FOR THE
PARTICIPANTS IN THE IES INDUSTRIES DIVIDEND REINVESTMENT AND STOCK PURCHASE
PLAN, EMPLOYEE STOCK PURCHASE PLAN, BONUS STOCK OWNERSHIP PLAN, EMPLOYEE
STOCK OWNERSHIP PLAN AND EMPLOYEE SAVINGS PLAN. SHARES WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED AND IN THE DISCRETION OF THE PERSONS
NAMED ABOVE OR SUCH ADMINISTRATOR ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED
BY THE PERSONS NAMED ABOVE OR SUCH ADMINISTRATOR FOR ALL NOMINEES TO THE
BOARD OF DIRECTORS AND FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER,
DATED AS OF NOVEMBER 10, 1995, AS AMENDED, BY AND BETWEEN, AMONG OTHERS, WPL HOLDINGS, INC.; IES INDUSTRIES INC.; AND INTERSTATE POWER COMPANY. The following space is provided for comments. Please mark the comments box on the reverse side if you use this space.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                     (continued and to be signed on reverse side)

/X/ Please mark your
    votes as in this
    example                                                                 / /

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:



                             AGAINST                                                                  EXCEPTIONS:
1. THE ELECTION OF  FOR ALL    ALL    EXCEPTIONS  NOMINEES: C.R.S. Anderson; J. Wayne
   DIRECTORS:       / /      / /      / /         Bevis; Lee Liu; Jack R. Newman; Robert D.   To withold authority to vote for any
                                                  Ray; David Q. Reed; Henry Royer; Robert     particular nominee write the
                                                  W. Schultz; Anthony R. Weiler.              nominee's name(s) on the line(s)
                                                                                              below:

                                                                                              -------------------------------------

                                                                                              -------------------------------------

                    FOR      AGAINST  ABSTAIN
2. APPROVAL         / /      / /      / /         Approve Agreement and Plan of Merger,
      OF                                          dated as of November 10, 1995, as amended,
   MERGER                                         by and between, among others, WPL
   AGREEMENT                                      Holdings, Inc.; IES Industries, Inc.; and
                                                  Interstate Power Company.

                                                                                              -------------------------------------
                                                                                              If you have noted comments
                                                                                              on the other side of the card
                                                                                              mark here.                        / /

                                                                                              -------------------------------------

                                                                                              Please sign exactly as name appears
                                                                                              hereon.  Joint owners should each
                                                                                              sign.  When signing as attorney,
                                                                                              executor, administrator, trustee or
                                                                                              guardian, please give full title as
                                                                                              such.

                                                                                              -------------------------------------

                                                                                              -------------------------------------
                                                                                              SIGNATURE(S)       DATE
